UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2025
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Peloton Interactive, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39058	47-3533761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, Sixth Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (929) 567-0006

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.000025 par value per share	PTON	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01.    Other Events.

On April 7, 2025, the U.S. District Court for the Eastern District of New York (the “District Court”) issued an order granting preliminary approval of the proposed settlement of the consolidated derivative actions captioned In re Peloton Interactive, Inc. Derivative Litigation, Case No. 1:21-cv-02862-CBA-PK (E.D.N.Y.), which settlement includes other related litigation pending in the United States District Court for the District of Delaware and the Delaware Court of Chancery (collectively, the “Settled Matters”). As previously disclosed, the parties to the Settled Matters agreed to a settlement-in-principle to resolve these matters on July 29, 2024 and plaintiffs filed a motion for preliminary approval of the proposed settlement on November 15, 2024, including a Stipulation and Agreement of Compromise, Settlement, and Release (the “Stipulation”).

Pursuant to the District Court’s order granting preliminary approval of the settlement, copies of (i) the Stipulation (and exhibits thereto) and (ii) the Notice of Pendency and Proposed Settlement of Stockholder Derivative Action are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Stipulation and Agreement of Compromise, Settlement, and Release.
99.2	Notice of Pendency and Proposed Settlement of Stockholder Derivative Action.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PELOTON INTERACTIVE, INC.

Date: April 25, 2025	By:	/s/ Tammy Albarran
Tammy Albarran
Chief Legal Officer